THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

Exhibit 10.10

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FACILITIES/EQUIPMENT USE AND SERVICES AGREEMENT

THIS FACILITIES/EQUIPMENT USE AND SERVICES AGREEMENT (“Agreement”), dated effective as of September 1, 2015 (“Effective Date”), is made and entered into by and between The University of Texas Health Science Center at Houston (“UTHealth”), an institution of The University of Texas System and governed by the Board of Regents (“Board”) and Immatics US, Inc., a Delaware corporation (“Immatics”).

WHEREAS, UTHealth operates a United States Food and Drug Administration (“FDA”) registered facility for manufacturing of human cells in compliance with current Good Manufacturing Practice (cGMP), namely UTHealth - Medical School, The Evelyn H. Griffin Stem Cell Therapeutics Research Laboratory, FDA Establishment Identifier 3009561521, located at 1941 East Rd., Houston, Texas 77054-6010 (“Facility”) and including certain equipment which can be used for the manufacture of therapeutic T Cells; and

WHEREAS, Immatics and The University of Texas MD Anderson Cancer Center (“Authorized Collaborator”) are collaborating on the ACTolog and ACTengine clinical trials requiring the use of therapeutic T Cells (collectively “Projects”); and

WHEREAS, Immatics is interested in contracting with UTHealth to make its Facility, certain equipment, and personnel available to manufacture therapeutic T Cells in support of the Projects.

NOW, THEREFORE, in consideration of the foregoing, the provisions contained herein and the mutual benefits to be derived herefrom, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Licensed Facilities; Licensed Equipment; Permitted Use; and Services.

1.1	Licensed Facilities. Subject to the terms and conditions of this Agreement, UTHealth grants to Immatics and its employees, agents, and Authorized Collaborator, and Immatics accepts from UTHealth:

a

Production Suites/Administrative Space. An exclusive license to use certain production suites and administrative space located in the Facility, described as Rooms BBS 6310, BBS 6312, and a cubicle in BBS 6102 (the “Premises”). The use of Room BBS 6310 shall be for the period September 1, 2015 through December 31, 2017 and the use of Room BBS 6312 shall be for the period March 1, 2016 through December 31, 2018.

b

Common Areas. A non-exclusive license to use the common areas of the Facility, related improvements, and the land where the Facility is situated described as storage rooms (BBS 1408 and 6100), autoclave room (BBS 5120), Main Entry/Exit Room (BBS 6318), Changing Room (BBS 63I8A), Sterile Gowning Room (BBS 6308), De-Gowning Room BBS 6318B), Clean Storage Room (BBS 6308A), Quarantine Room (BBS 6302), Released Supply Room (BBS 6304), Bulk Materials Pass-Through Room

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

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(BBS 6306), entry and exit hallways (BBS 6306A and 6318C), Labeling Room (BBS 6102B), and any other rooms as reasonably required to make effective use of the Premises (collectively the “Common Areas”).

The Premises, and Common Areas are collectively referred to herein as the “Licensed Facilities.”

1.2	Permitted Days and Times. The licenses herein granted shall be for use of the Licensed Facilities by Immatics as follows:

Monday through Friday 7:00am to 7:00pm, excluding UTHealth holidays unless prior approval is received from Facility Director.

1.3

Permitted Use. Immatics shall use the Licensed Facilities solely for the purpose of manufacturing therapeutic T Cells and related developmental and administrative activities in support of the Projects, and in accordance with the provisions of this Agreement. In using the Licensed Facilities, Immatics shall comply with the Facility’s Quality Management System and with all applicable federal, state and local statutes, rules, regulations, codes, ordinances and policies and applicable UTHealth rules, regulations, policies, and procedures.

1.4

UTHealh Representations. UTHealth represents that i) it is in possession of all authorizations required to maintain the Facility as a cGMP-approved facility and that there is no reason to believe that any such authorization will be revoked or withdrawn; and ii) it conforms with all applicable laws, regulations, rules, and guidelines commonly accepted for a facility of this kind.

1.5

Licensed Equipment. Subject to the terms and conditions of this Agreement, UTHealth grants to Immatics, and Immatics accepts from UTHealth a license to use certain equipment owned by UTHealth in support of the Projects as referenced in Section 1.3 above. The items of Equipment are more particularly described on Exhibit A (“UTHealth Equipment”).

Immatics shall be allowed to purchase and install the equipment set forth in Exhibit B (“Immatics Equipment”) in the Licensed Facilities upon written approval from UTHealth, which will not be unreasonably withheld. All such Immatics Equipment must meet UTHealth specifications and otherwise comply with all federal and state laws and regulatory requirements. Modifications to Immatics Equipment and/or installation of additional Immatics equipment will need approval of the Facility Director and any related budgetary changes will be incorporated into an Amendment to the Agreement.

UTHealth shall be responsible for maintaining the University Equipment and the Immatics Equipment listed on Exhibit B.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

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Upon termination of this Agreement, and if agreed to by Immatics, UTHealth shall have the option to purchase Immatics Equipment installed in the Licensed Facilities at the current fair market value.

2.	Condition of Licensed Facilities and UTHealth Equipment.

2.1

Preservation. Immatics shall not, without the prior approval of UTHealth, cause or allow to be caused any activity whereby the Licensed Facilities or any UTHealth Equipment or property owned or operated by UTHealth are damaged, marred or defaced.

2.2

Alterations. Immatics shall not make any alterations to the Licensed Facilities or UTHealth Equipment. Any alterations to Immatics Equipment installed in the Licensed Facilities must be approved by UTHealth, such approval not to be unreasonably withheld.

2.3

Damage. Immatics shall return the Licensed Facilities to UTHealth after the Term in the same condition as when received, excepting only normal wear and tear, and Immatics shall reimburse UTHealth upon demand for any and all costs, expenses, charges or fees incurred in the repair or replacement of damage to the Licensed Facilities and UTHealth Equipment as a result of the acts or omissions of Immatics, its employees, agents, or Authorized Collaborator.

2.4

Materials. Immatics shall not bring, place, store, or use on or about the Facility any materials, including, but not limited to asbestos containing materials, petroleum, explosives, toxic, reactive, corrosive, biohazardous, or radioactive materials, medical wastes, substances defined as hazardous wastes, hazardous materials, or hazardous substances under or regulated by any federal, state, or local law, rule, order or regulation, or any inflammable materials or odorous solvents or materials without the prior approval of UTHealth, which approval will not be unreasonably withheld.

3.	Personnel, Consumable Supplies, and Services.

3.1

Personnel. Manufacturing of Immatics products will be the primary responsibility of Immatics personnel. However, at the discretion of the Facility Director, UTHealth may make employees available (on a temporary as-needed basis) to assist Immatics in manufacturing T Cells in accordance to the processes set forth in Exhibit C (“Manufacturing Program”). Such processes may be adjusted, as necessary, without a formal amendment upon the written approval of the Director of the Facility or his/her designee and Immatics.

3.2

QA/QC. UTHealth personnel shall provide quality assurance and quality control activities to maintain facility compliance in support of the immatics products. All procedures and processes including QC assays performed for product release and corresponding documentation (e.g., SOPs, validations) will require review and approval by Facility’s Quality team and product may not be released unless both

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INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

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Immatics and Facility Quality teams approve and sign the release. Complete manufacturing documentation for each batch (e.g., batch records, QC result reports, manufacturing SOPs) will be stored in the Facility’s archive to ensure compliance with current regulations and the Facility’s Quality Management System.

3.3

Consumable Supplies and Service. UTHealth shall make available the consumable supplies and services set forth in Exhibit D for use in the Manufacturing Program. Process-specific reagents and supplies are not included in the cost set forth in Exhibit D and shall be invoiced separately. Reagents and supplies for cGMP manufacture will be purchased from vendors qualified by the Facility.

4.

HIPAA. UTHealth and Immatics shall comply with all applicable laws, rules, regulations and policies related to the privacy and confidentiality of health information, including “protected health information” as defined under the federal “Administrative Simplification Provisions” of the Health Insurance Portability and Accountability Act of 1996, and as provided under the Texas Health and Safety Code and other applicable state and local laws, as the foregoing may be amended from time to time.

5.	Term.

5.1	This Agreement shall commence as of September 1, 2015, and shall continue until December 31, 2018 (“Term”), unless the term is otherwise limited as set forth in Section 1.1a or Section 5.2.

5.2

Immatics may terminate this Agreement upon sixty (60) days prior written notice, provided that Immatics has identified another entity that is willing and able to utilize the Premises for the then-remaining balance of the Term on economic terms at least as favorable to UTHealth as those set forth in this Agreement, subject to UTHealth’s consent to such entity, which consent shall not be unreasonably withheld, delayed or conditioned.

6.	Liability and Insurance.

6.1	Indemnification.

a

Immatics shall be fully liable for and hold harmless and indemnify UTHealth from any and all demands, claims, suits, damages, losses, liabilities, costs and expenses of any nature whatsoever (including, but not limited to, property damage and loss, bodily injuries, sickness, disease or death)(collectively, “Claims”), directly or indirectly arising out of or in connection with Immatics’s and Authorized Collaborator’s use of the Licensed Facilities, except to the extent arising in connection with UTHealth’s breach of this Agreement or negligence, gross negligence or willful misconduct.

b

UTHealth, to the extent permitted by law, shall be fully liable for and hold harmless and indemnify Immatics from any and all Claims to the extent arising in connection with UTHealth’s breach of this Agreement or negligence, gross negligence or willful misconduct.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

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c

The indemnified party shall promptly notify the indemnifying party in writing of any Claim for which it intends to seek indemnification hereunder and cooperate reasonably with the indemnifying party at the indemnifying party’s sole cost and expense. The indemnifying party shall have the right, within thirty (30) days after being so notified, to assume the defense of any Claim with counsel of its choice that is reasonably satisfactory to the indemnified party. The indemnifying party shall not settle any Claim in a manner that adversely affects the rights of the indemnified party without the indemnified party’s prior written consent, which consent shall not be unreasonably withheld or delayed. The indemnified party’s failure to provide prompt notice to the indemnifying party of any Claim shall not relieve the indemnifying party of its obligations under this Section 6.1 except to the extent that the indemnifying party can demonstrate that it has been materially prejudiced as a result of the failure. The indemnified party may participate in and observe the proceedings at its own cost and expense with counsel of its own choosing, subject to the indemnifying party’s right to control the defense and settlement thereof. Notwithstanding anything to the contrary contained herein, Immatics’s right to assume the defense of a Claim involving UTHealth is subject to the Texas Attorney General’s constitutional/statutory duty to represent UTHealth.

d	The provisions of this Section 6.1 shall survive the expiration or earlier termination of this Agreement.

6.2	Insurance.

a

Immatics shall procure and maintain, at Immatics’s sole cost and expense, the following insurance coverage for Immatics’s use of the Licensed Facilities. Immatics represents and warrants that such insurance shall cover Authorized Collaborator’s activities conducted in the Licensed Facilities pursuant to this Agreement:

(i)	Property Insurance. Property insurance for its property in the Licensed Facilities.

(ii)	Workers’ Compensation Insurance. Workers’ Compensation Insurance with statutory limits, and Employers Liability Insurance with minimum coverage limits of not less than [***]:

[***] Employers Liability - Each Accident

[***]Employers Liability - Each Employee

[***]Employers Liability - Policy Limit

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INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

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This policy shall include a waiver of subrogation in favor of UTHealth.

(iii)	Commercial General Liability Insurance. Commercial General Liability Insurance (occurrence basis) with the following minimum coverage limits:

Each Occurrence Limit                                                 [***]

Damage to Licensed Facilities                                     [***]

Medical Expense (any one person)                              [***]

Personal & Advertising Injury                                     [***]

General Aggregate                                                        [***]

This policy shall be on a form reasonably acceptable to UTHealth, endorsed to include UTHealth as an additional insured and contain no modification that would make Immatics’s policy excess or contributory with any UTHealth liability insurance.

(iv)	Umbrella Excess Liability Insurance. Umbrella Excess Liability Insurance with minimum coverage limits of:

Bodily Injury!                                 [***]per occurrence

Property Damage                            [***]aggregate

(Occurrence Basis)

This policy shall be written on a following form umbrella excess basis above the Worker’s Compensation and Commercial General Liability coverages described above, and shall be endorsed to include UTHealth as an additional insured.

(v)

Immatics shall furnish UTHealth with evidence of the insurance policies required under this Section 6.2 a. prior to the beginning of the first use of the Licensed Facilities, and thereafter to furnish UTHealth with copies of renewal policies at least fifteen (15) days before the expiration of any policies.

7.

Intellectual Property. a) Inventorship shall be determined by U.S. Patent law. Title to all inventions and discoveries made or conceived and reduced to practice solely by UTHealth or UTHealth employees during the Term and resulting directly from the performance of this Agreement shall reside in Board on behalf of UTHealth (“University Inventions”); title to all inventions and discoveries made or conceived and reduced to practice solely by Immatics or Immatics employees during the Term of this Agreement and resulting directly from the performance of this Agreement shall reside in Immatics (“Immatics Inventions”); title to all inventions and discoveries made or conceived and reduced to practice jointly by UTHealth employees and Immatics employees during the Term of this Agreement and resulting directly from the performance of the this Agreement shall reside jointly in Board on behalf of UTHealth and Immatics (“Joint Inventions”). No intellectual property of any

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INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

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party either outside of this Agreement and/or created before the Effective Date shall be conveyed under this Agreement. Any rights to inventions and discoveries made or conceived and reduced in whole or in part by employees of The University of Texas M.D. Anderson Cancer Center shall not be conveyed under and are not represented by this Agreement.

For University Inventions and Joint Inventions that specifically and only apply to the manufacturing of Immatics T-cells contemplated under this Agreement (“Immatics Program Specific T-Cell Inventions”), UTHealth will promptly and confidentially disclose to Immatics any Immatics Program Specific T-Cell Inventions resulting directly from the Manufacturing Program after creation and reduction to practice, and after Principal Investigator’s disclosure to University’s Office of Technology Management (“OTM”). The disclosure to Immatics shall be in the form of a written report and shall identify the inventor(s) and the Agreement under which the Immatics Program Specific T-Cell Inventions was made. Immatics shall retain all reports and invention disclosures submitted to Immatics by the University as Confidential Information per the terms of Section 8. Immatics will notify OTM within sixty (60) days of receipt of such disclosure whether: i. Immatics desires University to file patent applications on any such Immatics Program Specific T-Cell Inventions, in which case Immatics shall reimburse all University patent application filing costs, including costs for patentability opinions in connection therewith; or ii. Immatics requests to use its own patent counsel to file patent applications on such Immatics Program Specific T-Cell Inventions, in which case Immatics shall obtain University prior written approval of counsel and of patent application, not to be unreasonably withheld, and provided that such patent counsel enters into an appropriate contract and joint representation waiver with Board and copies OTM on all patent documentation and correspondence; in such instance, Immatics shall be directly responsible for all such patent expenses in connection therewith; or iii.

Immatics does not desire to support a patent application on such Immatics Program Specific T-Cell Inventions, in which case Board’s rights to such Immatics Program Specific T-Cell Inventions shall be disposed of in accordance with University policies with no further rights or obligations to Immatics.

b) Option to Immatics. With respect to Immatics Program Specific T-Cell Inventions for which Immatics has agreed to file patent applications or to reimburse University’s costs for filing patent applications under 7(i) or 7(ii) above, Board grants to Immatics, subject to the following terms, an exclusive option to negotiate, at the choice of Immatics, either an exclusive or non- exclusive, worldwide, royalty-bearing license to make, use or sell a commercial product under any Immatics Program Specific T-Cell Inventions. Immatics shall have three (3) months from disclosure of any Immatics Program Specific T-Cell Inventions (“Option Period”) to notify University of its desire to enter into such a license agreement, and the parties shall negotiate in good faith for a period not to exceed three (3) months after such notification (“Negotiation Period”), or such period of time as to which the parties shall mutually agree in writing. Business terms in any such license shall take into account, among other factors, terms and conditions customary to University’s typical commercial license agreements. If Immatics does not provide University timely notice during the Option Period and/or Immatics and University fail to enter into an

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INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

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agreement during the Negotiation Period, Board’s rights to such Immatics Program Specific T-Cell Inventions shall be disposed of in accordance with University policies with no further rights or obligations to Immatics.

8.

Confidential Information. The parties may wish to disclose certain information to each other in connection with the activities contemplated under this Agreement (“Confidential Information”). Each party will only use Confidential Information to fulfill the purpose of this Agreement and shall use reasonable efforts to prevent the disclosure of the other party’s Confidential Information to third parties for a period of five (5) years from termination or expiration of this Agreement, provided that the recipient party’s obligation shall not apply to information that:

a)	is not disclosed in writing or reduced to writing and marked with an appropriate confidentiality legend within thirty (30) days after disclosure;

b)	is already in the recipient party’s possession at the time of disclosure;

c)	is or later becomes part of the public domain through no fault of the recipient party;

d)	is received from a third party having no obligation of confidentiality to the disclosing party;

e)	is independently developed by the recipient party; or

f)	is required by law or regulation to be disclosed.

In the event that information is required to be disclosed pursuant to subsection f), the party required to make disclosure shall promptly notify the disclosing party to allow that party to assert whatever exception or exemptions may be available to it under such law or regulation.

9.

Compensation. In consideration for the license herein granted for the use of the Licensed Facilities and the other services provided by UTHealth pursuant to this Agreement, Immatics shall compensate UTHealth as follows:

•	A one-time comprehensive fee of [***] in accordance with the budget set forth in Exhibit E-1

•	a base monthly fee of [***] per production suite (i.e., BBS 6310 and/or 6312) calculated in accordance with the budget set forth in Exhibit E-2 for the applicable term set forth in section 1.1a;

•	a per patient fee for [***] ACTolog project in the amount of [***] calculated in accordance with the budget set forth in Exhibit E-3; and

•	a per patient fee for [***] ACTengine project in the amount of [***] calculated in accordance with the budget set forth in Exhibit E-3.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

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Process specific reagents and other supplies are not included in the cost set forth above and shall be invoiced to Immatics as a separate line item charge.

All payments shall be made within thirty (30) days after receipt of the invoice and mailed to the address below or sent by electronic funds transfer:

The University of Texas Health Science Center at Houston

6431 Fannin Street, MSB 5.226

Houston, TX 77030

Attn: Diane Harnden

10.

Notices. All notices, claims, requests for approval, demands, or other communications provided for or permitted to be given under any of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given or served when delivered by hand delivery, mailed by first-class, registered or certified mail, or faxed with appropriate confirmation, as set forth below:

Notice to UTHealth:	Notice to Immatics:

The University of Texas Health	Immatics US, Inc.
Science Center at Houston	700 Milam Street, Suite 1300
6431 Fannin Street, MSB 5.226	Houston, TX 77002
Houston, TX 77030	Attn: Dr. Steffen Walter
Attn: Diane Harnden

11.	Miscellaneous.

11.1

Entire Agreement: Severability. This Agreement constitutes the entire agreement between the parties, and supersedes all prior and contemporaneous agreements, understandings and negotiations, with respect to the subject matter hereof. In the event any provision of this Agreement shall be held unenforceable by a court of competent jurisdiction, such unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such unenforceable provision, to the extent of such unenforceability, had not been incorporated herein.

11.2	Use of Names. No party will use the name, trademarks, or other marks of any other party without the prior written consent of the party.

11.3

Independent Contractors. For the purposes of this Agreement, the parties shall be, and shall be deemed to be, independent contractors and not agents or employees of the other parties. No party shall have authority to make any statements, representations, or commitments of any kind, or take any action which shall be binding on any other party, except as may be expressly provided for herein or authorized in writing.

11.4	Force Majeure. No party shall be liable to any other party for failure to perform and of its respective obligations imposed by this Agreement if such failure shall be

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

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occasioned by fire, flood, explosion, lightning, windstorm, earthquake, subsidence of soil, governmental interference, civil commotion, riot, war, terrorism, strikes, labor disturbance, or any other cause beyond its reasonable control.

11.5

No Assignment; No Amendment. This Agreement (i) may not be assigned or transferred, in whole or in part, by operation of law or otherwise, by either party without the prior written consent of the other party, except that a Party may assign this Agreement to a person or entity that acquires all or substantially all of its business or assets to which the Agreement primarily relates; and (ii) may not be amended or modified except in a writing duly executed by each of the parties.

11.6	Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.

11.7	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

Signatures on Following Page

Execution Copy

EXECUTED on the date(s) set forth below, to be effective as of the date first written above.

The University of Texas Health	Immatics US, Inc.
Science Center at Houston

By: /s/ T. Kevin Dillon	By: Steffen Walter
Name: T. Kevin Dillon Title: Senior Executive Vice President Chief Operating and Financial Officer	Name: Steffen Walter Title: CSO

Date Signed: 8/31/15	Date Signed: 9/2/15

Immatics US, Inc.

By: /s/ Harpreet Singh
Name: Harpreet Singh Title: CEO

Date Signed: 9/2/15

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EXHIBIT A

UTHealth Equipment in cGMP Production Suites

UTHealth Equipment	Number per suite
[***]	1

[***]	2

[***]	2

[***]	1

[***]	1

[***]	1

[***]	1

Shared UTHealth Equipment Outside the cGMP Production Suites

[***]

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EXHIBIT B

Immatics Equipment

Immatics Equipment to be Installed in the cGMP Production Suites*	Number per suite	Notes
[***]	[***]	[***]

[***]	[***]	[***]

Immatics Equipment to be Installed Outside of the cGMP Production Suites*	Number	Notes
[***]	[***]	[***]
[***]	[***]

*

Equipment type and number may need to be modified based on Manufacturing Process changes. All equipment needs to be approved by Facility Director and purchased from vendors qualified by the Facility. Budget modification need to be approved by UTHealth as amendments to the Agreement.

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EXHIBIT C

Manufacturing Program — ACTengine ([***])

Disclaimer: This is a draft manufacturing process. It may be changed / amended during process development. Changes will be reviewed with Facility Director to ensure compliance to Facility QMS and relevant regulations. Budget modification must be approved by UTHealth as Amendments to the Agreement.

[***]

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EXHIBIT C - Continued

Manufacturing Program — ACTolog ([***])

Disclaimer: This is the current process established by [***]. It may be changed / amended during process development. Changes will be reviewed with Facility Director to ensure compliance to Facility QMS and relevant regulations.

[***]

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EXHIBIT C - Continued

Manufacturing Program — ACTolog ([***])—continued

Disclaimer: This is the current process established by [***]. It may be changed / amended as needed during process development. Changes will be reviewed with Facility Director to ensure compliance to Facility QMS and relevant regulations. Budget modification must be approved by UTHealth as Amendments to the Agreement.

[***]

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EXHIBIT D

Consumables and Services provided to Immatics by UTHealth

[***]

Immatics will supply to UTHealth copies of all standard operating procedures used in the Licensed Facilities and Certificates of Analysis of reagents and raw materials used in the Manufacturing Program. These documents will be reviewed by Facility’s quality team and will be added to the Facility’s Quality Management System upon approval.

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EXHIBIT E

[***]

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[***]